STARBOARD INVESTMENT TRUST

NEBRASKA FUND

Supplement to the Prospectus
and Summary Prospectus
December 21, 2017

This supplement to the Prospectus and Summary Prospectus, each dated September 29, 2017 for the Nebraska Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Summary Prospectuses, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties of a change to the Fund's minimum initial investment.
Prospectus and Summary Prospectus
On page 10 of the Prospectus, and page 9 of the Summary Prospectus, the first paragraph of the section titled "Purchase and Sale of Fund Shares" is replaced in its entirety with the following:
The minimum initial investment for the Fund and all share classes is $1,000, and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
On page 24 of the Prospectus, the fourth bullet point of each share class' list is replaced in its entirety with the following:
	$1,000 minimum initial investment.

On pages 24 and 25 of the Prospectus, the third sentence in the section titled "Institutional Class Shares" is replaced in its entirety with the following:
The minimum initial investment is $1,000.
On page 25 of the Prospectus, the third sentence in the section titled "Class C Shares" is replaced in its entirety with the following:
The minimum initial investment is $1,000.
On page 26 of the Prospectus, the third sentence in the section titled "Class A Shares" is replaced in its entirety with the following:
The minimum initial investment is $1,000.
Investors Should Retain This Supplement for Future Reference